UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒                                Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CytoDyn Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CytoDyn Inc. ANNUAL MEETING OF STOCKHOLDERS This Proxy Is Solicited On Behalf Of The Board Of Directors The undersigned hereby appoints Antonio Migliarese and Michael Mulholland (together, the “Proxies”), and each of B them acting individually or in the absence of others, with full power of substitution and re-substitution, as proxies to L vote all of the shares that the undersigned is entitled to vote at the Annual Meeting of Stockholders of CytoDyn Inc. U (the “Company”) to be held on Thursday, October 28, 2021 at 8:00 a.m. Pacific Time (including any adjournments or E postponements thereof, the “Annual Meeting”). Such shares shall be voted as indicated with respect to the proposals P listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the R Annual Meeting to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended. O The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders and accompanying Proxy X Y Statement and revokes all prior proxies for the Annual Meeting. C THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER A DIRECTED ON THE REVERSE SIDE. ON PROPOSALS FOR WHICH A CHOICE IS NOT SPECIFIED ON THE REVERSE R SIDE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF D DIRECTORS; THEREFORE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE COMPANY NOMINEES NAMED IN PROPOSAL 1 AND “FOR” EACH OF PROPOSALS 2, 3 and 4. Only stockholders of record on September 1, 2021, may vote at the Annual Meeting. IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN THE BLUE PROXY CARD PROMPTLY. THANK YOU FOR VOTING. (Continued and to be dated and signed on reverse side) SEE REVERSE SIDE 5TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED5 Important Notice Regarding the Availability of Proxy Materials: The Notice and Proxy Statement and Annual Report are available at www.proxyvoting.com/CYDY

The Board of Directors unanimously recommends a vote "FOR" all of the Company nominees listed in Proposal 1 and "FOR" Proposals 2, 3 and 4.

Please mark vote as indicated in this example ☒

(1) Election of six (6) directors to serve on the Board of Directors until the 2022 Annual Meeting of stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal.

1. Scott A. Kelly, M.D., 2. Jordan G. Naydenov, 3. Nader Z. Pourhassan, Ph.D., 4. Lishomwa C. Ndhlovu, M.D., Ph.D., 5. Harish Seethamraju, M.D., 6. Tanya Durkee Urbach

☐ **FOR ALL** ☐ **WITHHOLD ALL** ☐ **FOR ALL EXCEPT**

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

	FOR	AGAINST	ABSTAIN
(2) Ratification, on an advisory (non-binding) basis, of the selection of Warren Averett, LLC as our independent registered public accounting firm for the fiscal year ending May 31, 2022.	☐	☐	☐
(3) Approval, on an advisory (non-binding) basis, of our named executive officer compensation.	☐	☐	☐
(4) Approval of a proposal to amend the Company's Certificate of Incorporation to increase the total number of authorized shares of common stock from 800,000,000 to 1,000,000,000.	☐	☐	☐

____

Date

____

(Signature)

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(Signature if held jointly)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

TO AUTHORIZE YOUR PROXY
BY TELEPHONE OR INTERNET
QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE

Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS **www.proxyvoting.com/CYDY.** You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Call ★ ★ Toll Free ★ ★
877-550-3536
There is NO CHARGE to you for this call

OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.

Internet and Telephone voting is available through 8:59 P.M. Pacific Time on Wednesday, October 27, 2021.

CONTROL NUMBER
for Telephone/Internet Proxy Authorization